Exhibit 23.1
                                                                  ------------


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 15, 2000 included in SEACOR SMIT Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.




/s/ ARTHUR ANDERSEN LLP
-----------------------
ARTHUR ANDERSEN LLP


New Orleans, Louisiana,
January 18, 2001